Exhibit 99.2
ThredUp Inc.
Fourth Quarter and Full Year 2022 Supplemental Financials

Key Financial Metrics for the Quarter
•Revenue of $71.3 million
◦vs. $72.9 million in 4Q21
◦Decline of 2.1% YoY
•Gross profit of $45.0 million
◦vs. $48.2 million in 4Q21
◦Decline of 6.7% YoY
•Gross margin of 63.1%
◦vs. 66.1% in 4Q21
•GAAP net loss attributable to common stockholders of $19.5 million
◦vs. net loss attributable to common stockholders of $17.9 million in 4Q21
•Adjusted EBITDA loss of $5.8 million
◦vs. loss of $10.5 million in 4Q21
•Adjusted EBITDA loss margin of 8.2%
◦vs. loss margin of 14.5% in 4Q21
•Cash, cash equivalents, restricted cash and short-term marketable securities were $111.0 million at the quarter end
•Total quarter Active Buyers of 1.651 million
◦vs. 1.691 million in 4Q21
◦Decline of 2.4% YoY
•Total Orders of 1.545 million
◦vs. 1.683 million in 4Q21
◦Decline of 8.2% YoY
Key Financial Metrics for the Full Year 2022
•Revenue of $288.4 million
◦vs. $251.8 million in FY 2021
◦Growth of 14.5% YoY
•Gross profit of $192.3 million
◦vs. $178.1 million in FY 2021
◦Growth of 8.0% YoY
•Gross margin of 66.7%
◦vs. 70.7% in FY 2021
•GAAP net loss attributable to common stockholders of $92.3 million
◦vs. net loss attributable to common stockholders of $63.2 million in FY 2021
•Adjusted EBITDA loss of $43.4 million
◦vs. loss of $36.5 million in FY 2021
•Adjusted EBITDA loss margin of 15.0%
◦vs. loss margin of 14.5% in FY 2021
•Total Orders of 6.507 million
◦vs. 5.328 million in FY2021
◦Growth of 22.1% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com/news-events/events-and-presentations.
Financial Outlook
For first quarter 2023, thredUP expects:
•Revenue in the range of $71 million to $73 million
•Gross margin in the range of 66.0% to 68.0%
•Adjusted EBITDA loss margin in the range of 12.0% to 10.0%
•Depreciation and amortization of approximately $4.3 million
•Stock-based compensation of approximately $8.8 million
•Weighted-average shares of approximately 102 million
For fiscal year 2023, thredUP expects:
•Revenue in the range of $310 million to $320 million
•Gross margin in the range of 66.0% to 68.0%
•Adjusted EBITDA loss margin in the range of 8.0% to 6.0%
•Depreciation and amortization of approximately $19.9 million
•Stock-based compensation of approximately $38.8 million
•Weighted-average shares of approximately 105 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Revenue:
Consignment	$44,688	$48,597	$48,071	$44,758	$47,435	$48,536	$41,553	$37,470
Product	10,992	11,362	15,203	28,121	25,260	27,885	26,392	33,848
Total revenue	55,680	59,959	63,274	72,879	72,695	76,421	67,945	71,318
Cost of revenue:
Consignment	10,832	10,687	10,080	10,257	10,049	10,218	9,087	7,661
Product	5,130	5,140	7,100	14,434	12,418	13,555	14,362	18,691
Total cost of revenue	15,962	15,827	17,180	24,691	22,467	23,773	23,449	26,352
Gross profit	39,718	44,132	46,094	48,188	50,228	52,648	44,496	44,966
Gross margin % of revenue	71.3%	73.6%	72.8%	66.1%	69.1%	68.9%	65.5%	63.1%
Operating expenses:
Operations, product and technology	28,312	31,062	32,081	36,624	39,161	43,961	38,702	33,818
Marketing	15,446	15,957	16,941	15,281	16,978	19,640	14,752	12,999
Sales, general and administrative	10,638	10,999	12,569	14,608	14,664	17,380	15,232	14,538
Total operating expenses	54,396	58,018	61,591	66,513	70,803	80,981	68,686	61,355
Operating expenses % of revenue	97.7%	96.8%	97.3%	91.3%	97.4%	106.0%	101.1%	86.0%
Operating loss	(14,678)	(13,886)	(15,497)	(18,325)	(20,575)	(28,333)	(24,190)	(16,389)
Operating loss % of revenue	(26.4)%	(23.2)%	(24.5)%	(25.1)%	(28.3)%	(37.1)%	(35.6)%	(23.0)%
Interest and other expense (income), net	1,466	480	(799)	(437)	120	57	(521)	3,106
Loss before provision for income taxes	(16,144)	(14,366)	(14,698)	(17,888)	(20,695)	(28,390)	(23,669)	(19,495)
Provision for income taxes	27	13	17	23	13	9	9	4
Net loss attributable to common stockholders	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)
Net loss attributable to common stockholders margin	(29.0)%	(24.0)%	(23.3)%	(24.6)%	(28.5)%	(37.2)%	(34.8)%	(27.3)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
GAAP net loss attributable to common stockholders, as reported	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)
Interest expense	559	573	619	524	423	238	103	41
Provision for income taxes	27	13	17	23	13	9	9	4
Depreciation and amortization	2,038	1,861	2,248	3,008	3,271	3,407	3,539	3,816
Stock-based compensation expense	3,498	2,896	2,995	3,570	3,523	10,058	7,177	6,059
Acquisition and offering-related expenses	—	—	1,020	251	204	70	—	—
Restructuring charges	—	—	—	—	311	1,076	1,809	(14)
Impairment of non-marketable equity investment	—	—	—	—	—	—	—	3,750
Change in fair value of convertible preferred stock warrant liability	930	—	—	—	—	—	—	—
Non-GAAP adjusted EBITDA loss	$(9,119)	$(9,036)	$(7,816)	$(10,535)	$(12,963)	$(13,541)	$(11,041)	$(5,843)
Non-GAAP adjusted EBITDA loss margin	(16.4)%	(15.1)%	(12.4)%	(14.5)%	(17.8)%	(17.7)%	(16.2)%	(8.2)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Operations, product and technology	$28,312	$31,062	$32,081	$36,624	$39,161	$43,961	$38,702	$33,818
Marketing	15,446	15,957	16,941	15,281	16,978	19,640	14,752	12,999
Selling, general and administrative	10,638	10,999	12,569	14,608	14,664	17,380	15,232	14,538
Total operating expenses	54,396	58,018	61,591	66,513	70,803	80,981	68,686	61,355
Less: Stock-based compensation expense	(3,498)	(2,896)	(2,995)	(3,570)	(3,523)	(10,058)	(7,177)	(6,059)
Total non-GAAP adjusted operating expenses	$50,898	$55,122	$58,596	$62,943	$67,280	$70,923	$61,509	$55,296
Non-GAAP adjusted operating expenses % of revenue	91.4%	91.9%	92.6%	86.4%	92.6%	92.8%	90.5%	77.5%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Operations, product and technology	$1,350	$984	$1,024	$883	$1,392	$3,970	$2,480	$2,193
Marketing	437	289	341	338	333	1,226	818	767
Selling, general and administrative	1,711	1,623	1,630	2,349	1,798	4,862	3,879	3,099
Total stock-based compensation expense	$3,498	$2,896	$2,995	$3,570	$3,523	$10,058	$7,177	$6,059

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$68,597	$52,197	$36,713	$38,029
Marketable securities	115,189	96,326	86,501	66,902
Accounts receivable, net	2,971	3,368	3,175	4,669
Inventory	12,025	13,941	15,003	17,519
Other current assets	9,634	11,862	10,126	7,076
Total current assets	208,416	177,694	151,518	134,195
Operating lease right-of-use assets	42,937	49,420	46,760	46,153
Property and equipment, net	73,132	84,045	89,529	92,482
Goodwill	12,043	11,312	10,645	11,592
Intangible assets	12,942	11,522	10,242	10,499
Other assets	11,558	11,905	10,896	7,027
Total assets	$361,028	$345,898	$319,590	$301,948
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$19,529	$16,183	$8,642	$7,800
Accrued and other current liabilities	50,970	48,590	53,365	50,155
Seller payable	20,640	22,564	18,690	16,166
Operating lease liabilities, current	4,433	5,014	4,931	6,413
Current portion of long-term debt	7,780	7,791	3,881	3,879
Total current liabilities	103,352	100,142	89,509	84,413
Operating lease liabilities, non-current	42,030	51,497	50,623	48,727
Long-term debt, net of current portion	25,634	23,705	26,859	25,788
Other non-current liabilities	2,324	2,625	2,904	3,019
Total liabilities	173,340	177,969	169,895	161,947
Commitments and contingencies
Stockholders’ equity:
Common stock	10	10	10	10
Additional paid-in capital	526,533	537,760	545,449	551,852
Accumulated other comprehensive loss	(2,804)	(5,391)	(7,636)	(4,234)
Accumulated deficit	(336,051)	(364,450)	(388,128)	(407,627)
Total stockholders’ equity	187,688	167,929	149,695	140,001
Total liabilities and stockholders’ equity	$361,028	$345,898	$319,590	$301,948

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Cash flows from operating activities:
Net loss attributable to common stockholders	$(20,708)	$(28,399)	$(23,678)	$(19,499)
Adjustments to reconcile net loss attributable to common stockholders to net cash used in operating activities:
Depreciation and amortization	3,271	3,407	3,539	3,816
Stock-based compensation expense	3,523	10,058	7,177	6,059
Reduction in carrying amount of right-of-use assets	1,398	1,507	1,915	1,653
Other	481	657	271	4,184
Changes in operating assets and liabilities:
Accounts receivable, net	1,143	(461)	113	(1,325)
Inventory	(2,313)	(2,390)	(1,519)	(1,664)
Other current and non-current assets	(2,162)	(2,637)	3,067	2,625
Accounts payable	1,601	353	(4,954)	(985)
Accrued and other current liabilities	4,912	(4,163)	6,169	(5,166)
Seller payable	1,521	1,944	(3,845)	(2,565)
Operating lease liabilities	539	2,063	(206)	(1,472)
Other non-current liabilities	115	(95)	(153)	(827)
Net cash used in operating activities	(6,679)	(18,156)	(12,104)	(15,166)
Cash flows from investing activities:
Purchases of marketable securities	—	(3,475)	—	—
Maturities of marketable securities	4,726	21,568	9,536	19,820
Purchases of property and equipment, net	(12,638)	(14,945)	(11,733)	(3,935)
Net cash provided by (used in) investing activities	(7,912)	3,148	(2,197)	15,885
Cash flows from financing activities:
Proceeds from debt, net of discount	—	—	491	(100)
Repayment of debt	(2,000)	(2,000)	(1,333)	(1,000)
Proceeds from exercise of stock options and employee stock purchase plan	965	2,182	731	324
Tax withholding related to vesting of restricted stock units	(156)	(1,323)	(479)	(238)
Net cash used in financing activities	(1,191)	(1,141)	(590)	(1,014)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(172)	(349)	(397)	246
Net change in cash, cash equivalents and restricted cash	(15,954)	(16,498)	(15,288)	(49)
Cash, cash equivalents and restricted cash, beginning of period	91,840	75,886	59,388	44,100
Cash, cash equivalents and restricted cash, end of period	$75,886	$59,388	$44,100	$44,051

Investors
ir@thredup.com
Media
media@thredup.com
About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP's Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 137 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the first quarter and full year of 2023; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic and its varied social and macroeconomic consequences, inflationary pressures, increased interest rates and general global economic uncertainty on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account or purchased in our marketplaces, including through our RaaS® clients. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.
Non-GAAP Financial Measures
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures used by other companies.
A reconciliation is provided above for Adjusted EBITDA to net loss attributable to common stockholders and Adjusted operating expenses to reported operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss attributable to common stockholders adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, impairment of non-marketable equity investment, restructuring charges, interest expense, acquisition-related expenses, provision for income taxes, change in fair value of convertible preferred stock warrant liability. We calculate Adjusted operating expenses as operating expenses adjusted to exclude stock-based compensation expense.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss attributable to common stockholders and Adjusted operating expenses to operating expenses. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss attributable to common stockholders or Adjusted operating expenses to operating expenses because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the first quarter of 2023 and full year 2023, depreciation and amortization is expected to be $4.3 million and $19.9 million, respectively. In addition, for the first quarter of 2023 and full year 2023, stock-based compensation expense is expected to be $8.8 million and $38.8 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss attributable to common stockholders being materially less than is indicated by the currently estimated Adjusted EBITDA margin.